Exhibit 99.1 Investor Presentation March 2026 The contents of this presentation are Mission Produce proprietary and for informational purposes only. Not for redistribution or external use. Any information, content, or recommendations included herein shall not be construed as a guarantee of future results. We make no representations or warranties, and expressly disclaim any representations or warranties, as to the validity, accuracy, or completeness of the information contained herein.

WORLD'S FINEST AVOCADOS & MANGOS

Safe harbor statement

Notice to and Undertaking by Recipients
This presentation does not purport to be all-inclusive or to contain all of the information that the Recipient may require.
The Company expressly disclaims any and all liability relating to or resulting from the use of this presentation.
This presentation may not be reproduced, forwarded to any person or published, in whole or in part.
This presentation does not constitute an offer to sell or the solicitation of an offer to buy any security. The information contained herein is for informational purposes and may not be relied upon in connection with the purchase or sale of any security.

Forward-Looking Statements
Statements in this presentation that are not historical in nature are forward-looking statements that, within the meaning of the federal securities laws, including the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, involve known and unknown risks and uncertainties. Words such as "may", "will", "expect", "intend", "plan", "believe", "seek", "could", "estimate", "judgment", "targeting", "should", "anticipate", "goal" and variations of these words and similar expressions, are also intended to identify forward-looking statements. The forward-looking statements in this press release address a variety of subjects, including statements about our short-term and long-term assumptions, goals and targets. Many of these assumptions relate to matters that are beyond our control and changing rapidly. Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions, we can give no assurances that our expectations will be attained. Readers are cautioned that actual results could differ materially from those implied by such forward-looking statements due to a variety of factors, including: reliance on primarily one main product, limitations regarding the supply of fruit, either through purchasing or growing; the benefits of the proposed transaction involving Calavo, including future financial and operating results, plans, objectives, expectations and intentions, the expected timing and likelihood of completion of the proposed transaction and other statements that are not historical facts; any statements of the plans, strategies and objectives of management for future operations, including execution of restructuring and integration (including information technology systems integration) plans; the ability to obtain the requisite Calavo and Mission Produce stockholder approvals; the risk that Calavo or Mission Produce may be unable to obtain governmental and regulatory approvals required for the proposed transaction (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction); the risk that an event, change or other circumstance could give rise to the termination of the proposed transaction; the risk that a condition to closing of the proposed transaction may not be satisfied; the risk of delays in completing the proposed transaction; the risk that the businesses will not be integrated successfully or that the integration will be more costly or difficult than expected; the risk that the cost savings and any other synergies from the proposed transaction may not be fully realized or may take longer to realize than expected; the risk that any announcement relating to the proposed transaction could have adverse effects on the market price of Calavo's or Mission Produce's common stock; the risk of litigation related to the proposed transaction; the risk that the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; the diversion of management time from ongoing business operations and opportunities as a result of the proposed transaction; the risk of adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction; fluctuations in the market price of fruit; increasing competition; risks associated with doing business internationally, including Mexican and Peruvian economic, political and/or societal conditions; inflationary pressures; establishment of sales channels and geographic markets; loss of one or more of our largest customers; general economic conditions or downturns; supply chain failures or disruptions; disruption to the supply of reliable and cost-effective transportation; failure to recruit or retain employees, poor employee relations, and/or ineffective organizational structure; inherent farming risks, including climate change; seasonality in operating results; failures associated with information technology infrastructure, system security and cyber risks; new and changing privacy laws and our compliance with such laws; food safety events and recalls; failure to comply with laws and regulations; changes to trade policy and/or export/import laws and regulations; risks from business acquisitions, if any; lack of or failure of infrastructure; material litigation or governmental inquiries/actions; failure to maintain or protect our brand; changes in tax rates or international tax legislation; risks associated with global conflicts; inability to accurately forecast future performance; the viability of an active, liquid, and orderly market for our common stock; volatility in the trading price of our common stock; concentration of control in our executive officers, and directors over matters submitted to stockholders for approval; limited sources of capital appreciation; significant costs associated with being a public company and the allocation of significant management resources thereto; reliance on analyst reports; failure to maintain proper and effective internal control over financial reporting; restrictions on takeover attempts in our charter documents and under Delaware law; the selection of Delaware as the exclusive forum for substantially all disputes between us and our stockholders; risks related to restrictive covenants under our credit facility, which could affect our flexibility to fund ongoing operations, uses of capital and strategic initiatives, and, if we are unable to maintain compliance with such covenants, lead to significant challenges in meeting our liquidity requirements and acceleration of our debt; and other risks and factors discussed from time to time in our Annual and Quarterly Reports on Forms 10-K and 10-Q and in our other filings with the Securities and Exchange Commission. You can obtain copies of our SEC filings on the SEC's website at www.sec.gov. The forward-looking statements contained in this presentation are made as of the date hereof and the Corporation does not intend to, nor does it assume any obligation to, update or supplement any forward-looking statements after the date hereof to reflect actual results or future events or circumstances.

Industry Information
Market data and industry information used throughout this presentation are based on management's knowledge of the industry and the good faith estimates of management. We also relied, to the extent available, upon management's review of independent industry surveys and publications and other publicly available information prepared by a number of third-party sources. All of the market data and industry information used in this presentation involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Although we believe that these sources are reliable, we cannot guarantee the accuracy or completeness of this information, and we have not independently verified this information. While we believe the estimated market position, market opportunity and market size information included in this presentation are generally reliable, such information, which is derived in part from management's estimates and beliefs, is inherently uncertain and imprecise. Projections, assumptions and estimates of our future performance and the future performance of the industry in which we operate are necessarily subject to a high degree of uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in our estimates and beliefs and in the estimates prepared by independent parties.

Non-GAAP Financial Measure
This presentation contains the non-GAAP financial measures "adjusted net income" and "adjusted EBITDA." Management believes these measures provide useful information for analyzing the underlying business results. These measures are not in accordance with, nor are they a substitute for or superior to, the comparable financial measures by generally accepted accounting principles. Reconciliations of these non-GAAP financial measures to the most comparable GAAP measure are provided in the appendices to this presentation.

Adjusted net income (loss) refers to net income (loss) attributable to Mission Produce, before stock-based compensation expense, unrealized gain (loss) on derivative financial instruments, foreign currency gain (loss), farming costs for nonproductive orchards (which represents land lease costs), recognition of deferred ERP costs, transaction advisory costs, further adjusted by any special, non-recurring, or one-time items such as remeasurement, impairment or discrete tax charges that are distortive to results, and tax effects of these items, if any, and the tax-effected impact of these non-GAAP adjustments attributable to noncontrolling interest, allocable to the noncontrolling owners based on their percentage of ownership interest.

Adjusted EBITDA refers to net income (loss), before interest expense, income taxes, depreciation and amortization expense, stock-based compensation expense, other income (expense), and income (loss) from equity method investees, further adjusted by asset impairment and disposals, farming costs for nonproductive orchards (which represents land lease costs), recognition of deferred ERP costs, transaction advisory costs, and any special, non-recurring, or one-time items such as remeasurements or impairments, and any portion of these items attributable to the noncontrolling interest.

©Mission Produce 2026 2 missionproduce.com @mission_produce

W O R L D ’ S F I N E S T A V O C A D O S & M A N G O S Additional Disclosures NO OFFER OR SOLICITATION This communication is not intended to be, and shall not constitute, an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC In connection with the proposed transaction, Calavo and Mission have filed a joint proxy statement with the SEC and Mission has filed with the SEC a registration statement on Form S-4 that includes the joint proxy statement of Calavo and Mission and that also constitutes a prospectus of Mission (the “Joint Proxy Statement/Prospectus”). Each of Calavo and Mission may also file other relevant documents with the SEC regarding the proposed transaction. This document is not a substitute for the Joint Proxy Statement/Prospectus or registration statement or any other document that Calavo or Mission may file with the SEC. The definitive Joint Proxy Statement/Prospectus will be mailed to stockholders of Calavo and Mission. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT CALAVO, MISSION AND THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the registration statement and Joint Proxy Statement/Prospectus (if and when available) and other documents containing important information about Calavo, Mission and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the Form S-4 and Joint Proxy Statement/Prospectus (if and when available) and other documents filed with the SEC by Calavo may be obtained free of charge on Calavo’s website at Calavo’s SEC Filings Website or, alternatively, by directing a request by mail to Calavo’s Corporate Secretary at Calavo Attention: Corporate Secretary, Calavo Growers, Inc., 1141A Cummings Road, Santa Paula, CA 93060. Copies of the registration statement and Joint Proxy Statement/Prospectus and other documents filed with the SEC by Mission may be obtained free of charge on Mission’s website at Mission’s SEC Filings Website or, alternatively, by directing a request by mail to Mission’s Corporate Secretary at Mission Attention: Corporate Secretary, Mission Produce, Inc., 2710 Camino Del Sol, Oxnard, CA 93030. PARTICIPANTS IN THE SOLICITATION Calavo, Mission and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Calavo, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Calavo’s annual report on Form 10-K for the year ended October 31, 2025, including under the heading “ Directors, Executive Officers, and Corporate Governance;” proxy statement for Calavo’s 2025 Annual Meeting of Stockholders, which was filed with the SEC on February 28, 2025, including under the headings and subheadings “Executive Compensation,” “Proposal No. 1 Election Board of Directors,” and “Common Stock Ownership Information of Certain Beneficial Owners and Managers;” and Item 5.02 of Calavo’s current reports on Form 8-K filed on November 13, 2025, November 25, 2025, and December 12, 2025. To the extent holdings of Calavo Common Stock by the directors and executive officers of Calavo have changed from the amounts reflected therein, such changes have been or will be reflected on Initial Statements of Beneficial Ownership of Securities on Form 3 (“Form 3”), Statements of Changes in Beneficial Ownership on Form 4 (“Form 4”) or Annual Statements of Changes in Beneficial Ownership of Securities on Form 5 (“Form 5”), subsequently filed by Calavo’s directors and executive officers with the SEC. Information about the directors and executive officers of Mission, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Mission’s annual report on Form 10-K for the year ended October 31, 2025, and proxy statement for Mission’s 2026 Annual Meeting of Stockholders, which was filed with the SEC on February 24, 2026, including under the headings and subheadings “2025 Director Composition,” “Executive Compensation” and “Security Ownership of Certain Beneficial Owners and Management.” To the extent holdings of Mission Shares by the directors and executive officers of Mission have changed from the amounts reflected therein, such changes have been or will be reflected on Forms 3, Forms 4 or Forms 5, subsequently filed by Mission’s directors and executive officers with the SEC. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the registration statement and Joint Proxy Statement/Prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors and security holders should read the registration statement and Joint Proxy Statement/Prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of any of the documents referenced herein from Calavo or Mission using the sources indicated above. ©Mission Produce 2026 3

WORLD'S FINEST AVOCADOS & MANGOS

NASDAQ: AVO

Snapshot

A leading commercial global avocado platform

691M pounds (fiscal 2025) — **Top global avocado distributor**

40+ — **Years of operational excellence**

~$1B	$1.4B	$111M
Market cap	Revenue	Adjusted EBITDA

Global year-round supplier
of avocados & mangos

Strategically located
sourcing & distribution

Vertically integrated
grower
value-added services
distribution

Large addressable markets
supported by global per capita consumption growth

©Mission Produce 2026 4 missionproduce.com @mission_produce

WORLD'S FINEST AVOCADOS & MANGOS

Investment highlights

1 Ability to serve global customers

Differentiated approach creates year-round supply capability

Vertically integrated marketer and distributor with owned farming, sourcing capabilities across 4 continents, distribution and ripening facilities

Significant North American, and South American footprint with reach and operations in Europe and Asia

2 Secular growth story

Movement toward healthy eating empowered by GLP-1 penetration and favorable demographic backdrop

GLP-1 usage approaching double-digits in the US[1]

Doubling of Hispanic population, households spend 70% more than non-Hispanic households[2]

3 Free cash flow acceleration

Heavy investment phase complete

Positioned for accelerated free cash flow generation after two strong years of execution

4 Strategic M&A to expand capability

Agreement to acquire Calavo Growers

Premier sourcing assets and established prepared foods platform create significant growth opportunity with minimal capex investment needed beyond the transaction

5 Balanced capital allocation strategy

Near-term focus on integration execution and deleveraging

Key features: commitment to shareholder returns following balance sheet leverage normalization post-Calavo integration; strategy to execute future accretive and synergistic M&A

(1) Cornell University GLP-1 Study.
(2) Pew Research Center, 2025.

©Mission Produce 2026 5 missionproduce.com @mission_produce

WORLD'S FINEST AVOCADOS & MANGOS

The evolution of our global platform



1983
Founded in Oxnard, California

1984
Mission de Mexico Established in Michoacán

1993
Mission Begins Ripening Trials

1997
Becomes one of the First to Import Avocados from Mexico



1998
First Ripe Center Opens

2002 - 2010
Global Sourcing Expands Across California, Mexico, Chile, Peru, New Zealand

Distribution Expands with 8 packhouses across the U.S.



2011
First Avocados Planted in Peru, Establishing Vertical Integration

2012
Expansion into Europe with Commercial Operations

2015
One of the World's Most Advanced Ripening, Packing, & Distribution Centers Opens in California

State-of-the-art Packhouse Opens in Peru



2017
Vertical Integration Partnership Established in Colombia





2020
Mission Goes Public (Nasdaq: AVO)

2021
Mission Enters the Mango Category



Laredo Megacenter Opens

2023
Mission Enters the UK Market





2024
Vertical Integration Joint Venture Established in South Africa

2025
Mission Inaugurates its Guatemala Packhouse



2026
Mission Announces Agreement To Acquire Calavo Growers

©Mission Produce 2026

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WORLD'S FINEST AVOCADOS & MANGOS

Mission PRODUCE

Looking ahead

WHERE WE'VE BEEN	WHERE WE ARE	WHERE WE'RE GOING
✔ Global infrastructure complete	✔ Optimizing network for improved asset utilization and free cash flow generation **Selectively adding new categories to drive ROA** Mangos/blueberries, and through Calavo acquisition – Tomatoes/Papayas) to drive ROA **Current network facility utilization** Ample capacity to support future volume growth	✔ Compelling catalyst Strategic growth Accelerating EBITDA Harvesting cash flow

★ **Opportunity to increase pro-forma adjusted EBITDA by more than 2x by fiscal 2030**

Includes Calavo and targeted synergies, as compared to FY25 levels ($111M)



©Mission Produce 2026

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WORLD'S FINEST AVOCADOS & MANGOS

Capital allocation framework supported by accelerated free cash flow

Target FCF to double
(growing in sequence with adjusted EBITDA),
FCF conversion targeted to increase to 50%+ of adj. EBITDA by FY 2030

Assets in place – Returning to a CAPEX-lite model

Capex… From

~8% of revenue (FY21)

… To

3-4% of revenue (FY26 outlook)

High-return strategic growth only

Targeted investment toward high-return opportunities

Manage balance sheet leverage

Pro forma

~1.7x at transaction close

Target approximately

1.0-1.5x within two years of close



Balanced approach

Deleveraging in parallel with commitment to returning cash to shareholders and continued strategic accretive M&A

©Mission Produce 2026 8 missionproduce.com @mission_produce

WORLD'S FINEST AVOCADOS & MANGOS

Mission's blueprint to drive long-term growth

Strengthen avocado category leadership and enhance capabilities to serve the most attractive global markets

Build globally-connected, enterprise-minded teams that own outcomes together

Strategically expand into complementary categories and geographies to enhance asset utilization

Pursue strategic accretive M&A to broaden capabilities in high-growth and underserved categories

©Mission Produce 2026
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WORLD'S FINEST AVOCADOS & MANGOS

Mission PRODUCE

Pending acquisition of Calavo growers

Premier assets, path to value creation

Definitive agreement announced JANUARY 14, 2026

Expected close during the fiscal third quarter ended JULY 31, 2026

~$2.0B Pro Forma Net Sales	**~$177M*** Pro Forma Adj. EBITDA
~8.7% EBITDA Margin	**~1.7x** Net Leverage at Close
~$25M Run-Rate Synergies	


ORGANIC
JUMBOS
MINIS
MINIS ORGANIC

*Includes ~$25M in run-rate synergies. FY2025A figures. Pro forma financials to be included in proxy.

Why Calavo?

Mexican packhouses
2 strategic locations, expands to 4 facilities

California sourcing
100+ year grower relationships

Prepared foods
~$77M rev, ~150 SKUs, ~12% YoY growth

Network expansion
complementary North American network

How this creates value

Customer expansion
Increases addressable customer base in NA

Enhanced sourcing mix
Scaled access to CA & MX sourced fruit

Cross-sell
Broader assortment drives penetration opportunities

Adds new capabilities
Prepared foods is a ~$2.7B global market, ~8% CAGR

What gives us confidence

40+ years
of operational excellence across value chain

World class network
State-of-the-art global operations & assets

$25M+ synergies
anticipated within 18 months – Meaningful upside potential

Complementary model
Mitigates integration risk

©Mission Produce 2026 10 missionproduce.com @mission_produce

WORLD'S FINEST AVOCADOS & MANGOS

Scaled North American platform with global reach and capabilities


Portland
California
Santa Paula
Oxnard
Denver
Dallas
Garland
Swedesboro
Atlanta
Green Cove Springs
Miami
Mexico
Guatemala
Nicaragua
Dominican Republic
Colombia
Ecuador
Peru
Brazil
Chile
Dartford, UK
Poeldijk, Netherlands
Spain
Portugal
Morocco
Mali
Ivory Coast
Israel
Egypt
Kenya
Tanzania
South Africa
Beijing
Chengdu
Shanghai
Guangzhou
Hawaii
New Zealand
Mission Produce Global Network
Mission Produce Avocado Sourcing
Mission Produce Mango Sourcing
Calavo Growers Locations
Dark Shading Represents Pro Forma distribution and sourcing network

Combined distribution network and key hubs
enabling consistent service levels and quality with improved fill rates, ripening programs and logistics optionality

Strengthened global network to serve retail, wholesale and foodservice customers

Calavo supplements Mission's domestic footprint with strengthened Mexico & California sourcing, combined distribution and broader product mix

Diversified supplier network with deep local relationships

Mission provides global reach to utilize expanded product assortment

Source: Company filings

©Mission Produce 2026 11 missionproduce.com @mission_produce

W O R L D ’ S F I N E S T A V O C A D O S & M A N G O S Avocado volume growth and product expansion driving proforma revenue Revenue mix Proforma $2.0B Avocado $1.4B Blueberry Mango $1.4B $2.0B Other Revenue $177M Synergy $25M GUACAMOLE $110.8M $152M TOMATO Adj. 2025 Proforma 2025 Prepared foods capability 1 EBITDA (guacamole) is a key new addition Note: Fiscal year ended October 31 (1) Non-GAAP reconciliation located in the appendix ©Mission Produce 2026 12

W O R L D ’ S F I N E S T A V O C A D O S & M A N G O S Attractive market supported by on-trend category dynamics Large and growing Durable secular tailwinds Provides runway for increased 7 addressable markets driven by powerful trends per-capita consumption globally Global avocado market Health & Wellness U.S.: 8 lbs/year per capita 1,2 3 ~$20B growing to 57% of consumers prioritize healthy eating vs. Mexico at 20 lbs/year 2 4 $27B by 2030 (6.3% CAGR) GLP-1s: penetration is on the rise at 8%+ Europe: 2 lbs/year – implies 4x growth potential shifting focus to store perimeter, avocado a super food (to meet US penetration) Hispanic Demographics Global mango market Asia: <1 lb/year with ~10x growth potential Growing 2% annually, 2 ~$55B growing to 5 (to meet US penetration) spending 73% more per household 2 $68B by 2030 (4.4% CAGR) Millennial/Gen Z 6 71% purchase rate vs. 45% older generations (1) Rabobank Group, RaboResearch Global Avocado Update 2025. (2) Mordor Intelligence (3) Numerator Advanced Shopper Profile Report, 12 months ending 9/30/2025. (4) Cornell University GLP-1 Study. (5) Pew Research Center. 2025. (6) Numerator Shopper Metrics Report, 12 months ending 9/30/2025. (7) FruiTrop Magazine. September-October 2024 ©Mission Produce 2026 13

WORLD'S FINEST AVOCADOS & MANGOS

Mission PRODUCE

Durable advantages

Built to execute

Category leadership creates resilient customer relationships

95%

customer retention rate,
20+ year average relationship with top 10 customers

Category-specific infrastructure

$540M+

invested in fixed assets to support purpose-built facilities and infrastructure

Deeply invested to execute in specialty categories

Breadth and depth of fruit sources

22

countries of origin

Proven capability to source year-round, at scale within each origin

Vertical integration

5080

hectares under management across 4 continents providing year-round supply security and direct quality control



©Mission Produce 2026 14 missionproduce.com @mission_produce

WORLD'S FINEST AVOCADOS & MANGOS

We are a avocado & mango category leader

with a proven track record of driving category growth*

☆☆☆

Our award-winning marketplace intelligence, AvoIntel™

helps our partners drive sales, reduce shrink and attract more shoppers

- Category Management
- Shopper Insights
- Promotional Program Support
- Retail Activations
- In-Store Merchandising & Education
- Innovative Packaging Solutions
- Digital Engagement



The Southern Snapshot
$1.2 billion
2024 Avocado Sales
67%
Household Penetration
Purchase Frequency:
Annual Avocado Spending:
$33.27
Per Household
SOUTH
AVOIntel™
PROGRESSIVE GROCER
2026
CATEGORY
CHAMPIONS
Avocado Price Sensitivity
Revenue generated at retail and Percent of avocado shoppers willing to purchase by avocado price point
$72
$84
$79.50
$40
$22.50
96%
84%
53%
20%
9%
$0.75
$1.00
$1.50
$2.00
$2.50
Price per Avocado
Mango Menu Penetration
QSR 32.2%
Fast Casual 40.8%
Midscale 41%
Casual Dining 53.6%
Fine Dining 43.4%
All 43.8%

*Numerator Insights. January-December 2023.

©Mission Produce 2026 15

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WORLD'S FINEST AVOCADOS & MANGOS

Mangos

Utilize infrastructure for category expansion

We utilize our vertical integration in Peru and international growing partnerships to access the top mango varieties around the world.

Minimal incremental CAPEX

utilizing existing facilities and distribution network

Facility utilization improvement

Mangos drove ~15% higher volume through distribution network

Cross-selling success

47% of avocado shoppers also purchase mangos

Complementary seasonality

fills fiscal second & third quarter capacity gaps

FY2025

Market share[1]	6.4% From 1.5% (FY2021)	Revenue	$86M

(1) National Mango Board



MISSIONPRODUCE.COM
MISSION PRODUCE, INC.
OXNARD, CA 93036
STORE AT
Mission
MANGO
Mission

©Mission Produce 2026 16 missionproduce.com @mission_produce

WORLD'S FINEST AVOCADOS & MANGOS

Blueberries

Utilize existing infrastructure in a high growth category



Segment Revenue Approx.

$93M FY2025

Segment consolidated into ops in May 2022

Acreage Approx.

685 hectares under cultivation FY2024

up from ~340 hectares FY2019

▲ **~150% GROWTH IN 5 YEARS**

- **Utilizes existing Peruvian farming infrastructure**
  controlled by Mission through controlling interest in farming operation
- **Complementary seasonality**
  harvest concentrated in Q1 and Q4 (Nov–Apr), filling avocado off-season capacity
- **Improved overhead absorption**
  Blueberry packing/cooling revenue supports International Farming segment profitability year-round
- **Volume growth driven by new acreage coming into production**
  further acreage expansion expected to translate to continued revenue growth

©Mission Produce 2026
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WORLD'S FINEST AVOCADOS & MANGOS

Strong executive team & board aligned with shareholders

Management & Board/insiders own ~31% of shares outstanding – strong alignment with shareholders

3 new independent directors added in 2025 with deep expertise in finance, food & beverage, and agribusiness



Steve Barnard

Co-Founder & CEO
Transitioning to Executive Chairman
(effective April 2026)

Co-founded Mission in 1983; CEO since 1988. Built Mission from a regional operation into the global avocado leader over 40+ years. Oversaw expansion to 4 continents, IPO, and multi-year transformational capital investment cycle.



John Pawlowski

President & COO
Transitioning to Chief Executive Officer
(effective April 2026)

25+ years in global food & foodservice. Joined Mission April 2024 as President & COO. Previously President & COO of Lipari Foods (led M&A and organic growth); 16+ years at J.M. Smucker (VP International). MBA, Kent State University.



Bryan Giles

Chief Financial Officer

30+ years in finance, accounting and audit. Oversees financial planning, risk management, forecasting and acquisitions. Previously VP Finance & Administration at Tecom Industries / Smiths Group. CPA (inactive); career launched at Deloitte & Touche.



Joanne Wu

Chief Legal Officer

~20 years in public company representation, securities law, M&A, and corporate governance. Previously VP, Asst. General Counsel at Public Storage; VP at Dine Brands Global; legal counsel at Amgen; associate at Latham & Watkins. JD, USC.



©Mission Produce 2026

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WORLD'S FINEST AVOCADOS & MANGOS

MISSION PRODUCE

Our senior leadership team





Steve Barnard
Co-Founder & CEO



John Pawlowski
President & COO



Bryan Giles
CFO



Joanne Wu
CLO



Joe Wallace
CIO



Damian Ricketts
CAO



Simón Gonzales
SVP, International Farming



Paul Frowde
Managing Director,
UK & Europe



Keith Barnard
SVP, Global Sourcing



Brooke Becker
SVP, Sales

©Mission Produce 2026 19 missionproduce.com @mission_produce

WORLD'S FINEST AVOCADOS & MANGOS

Fiscal 2026 first quarter overview


Volume sold
(mm LBS)
159.9
181.5
Revenue
($mm)
$278.6
$334.2
Net Income*2
($mm)
$3.9
-$0.7
Adj. Net Income
($mm)
$7.1
$7.3
Adjusted EBITDA*3
($mm)
$17.7
$18.5
1Q25
1Q26



1Q26 FINANCIAL HIGHLIGHTS

- **Adjusted EBITDA Grew 5% to $18.5M** as Volume Growth and Margin Expansion Offset 30% Pricing Decline Avocado volumes increased 14% and gross margin expanded 190 basis points, demonstrating strong execution in a normalized pricing environment.
- **M&D Segment Adjusted EBITDA Increased 33%** Commercial teams drove volume growth while improving per-unit margins — the exact combination the business manages to.
- **International Farming generated positive and growing adjusted EBITDA** in a historically off-season quarter through improved packhouse utilization.
- **Blueberries revenue grew 12% to $40.8M** driven by higher per-unit sales prices and volume growth.
- Calavo **Acquisition On Track to Close During Fiscal Q3 2026** Integration planning underway; at least $25 million in annualized cost synergies expected within eighteen months of close, expanding Mission's North American avocado platform and adding prepared foods capabilities

Segment	Revenue	Growth y/y	Operating Income	Adj. EBITDA	Growth y/y
Marketing & Distribution	$234.8M	-$61.0M	$1.1M	$12.9M	+$3.2M
Blueberries	$40.8M	+$4.4M	$1.1M	$3.3M	-$2.9M
International Farming[1]	$10.6M	+$1.4M	$0.3M	$2.3M	+$0.5M

Note: Fiscal quarter ended January 31
* Attributable to Mission Produce
(1) The International Farming segment reflects gross segment sales
(2) 1Q26 GAAP net income includes $7.0 million of transaction advisory costs
(3) Non-GAAP reconciliation located in the appendix

©Mission Produce 2026
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W O R L D ’ S F I N E S T A V O C A D O S & M A N G O S Non-GAAP reconciliations ©Mission Produce 2026 21

W O R L D ’ S F I N E S T A V O C A D O S & M A N G O S Non-GAAP reconciliations ©Mission Produce 2026 22

Appendix

W O R L D ’ S F I N E S T A V O C A D O S & M A N G O S Diversified sourcing AVOCADOS ©Mission Produce 2026 24

W O R L D ’ S F I N E S T A V O C A D O S & M A N G O S Diversified sourcing MANGOS ©Mission Produce 2026 25